Exhibit 99.1

FINALFOR RELEASE

Contact
Jupiter Wellness, Inc.
561-244-7100
investors@jupiterwellness.com

Release Date
9/9/2022

Jupiter Wellness Appoints Dr. Skender Fani to Its Board of Directors

JUPITER, FL / September 9, 2022 – Jupiter Wellness, Inc. (Nasdaq: JUPW), a wellness company focused on hair, skin, and sexual health, announced today the appointment of Dr. Skender Fani to its board of directors effective September 15, 2022. Dr. Fani will replace Dr. Hector Alila, who will be moving to the Company’s Scientific Advisory Board.

Dr. Fani is the Chairman of Otis Elevator-Austria, Heim GmbH, a substantial real estate company in Vienna, Austria, and Polster GmbH, a leading public relations and sports management company in Germany and Austria. He also serves as Chairman of LOOS Bar GmbH in Vienna, Austria. Dr. Fani is a corporate lawyer in Austria and throughout the E.U. specializing in sports, entertainment, and business law. For the past 40 years, he has represented numerous top sports and entertainment personalities throughout Europe. He has been the personal advisor to presidents and owners of Europe’s top soccer teams, including MAGNA-Vienna, FC Barcelona, AS Roma, and Red Bull-Salzburg. He is the past Chairman of Rapid-Vienna, one of Europe’s most prestigious and historic soccer clubs.

Dr. Fani has also served on the board of directors of several Nasdaq companies including New Frontier Media, Inc. and Consulier Engineering, Inc. He was one of the founding financiers of Imclone Systems, Inc., a major biotechnology company based in the U.S. He has a home in Jupiter, Florida where he spends a considerable amount of time with his family.

“I am incredibly pleased to join the board of Jupiter Wellness as they advance in new directions that will bring exciting, top-quality health products to the market and expand throughout the U.S. and globally through internal growth and corporate acquisitions,” said Dr. Fani. “I am very much looking forward to working with Brian John, the CEO, and the board to enhance shareholder value and help with strategy and global introductions to help the company achieve the growth and success I believe possible.”

About Jupiter Wellness

We support health and wellness through the research and development of over-the-counter (OTC) products and intellectual property. Our product pipeline addresses a range of conditions, including hair loss, eczema, burns, and sexual wellness. Revenue is generated through the sales of OTC and consumer products, contract research agreements, and licensing royalties.

For more information, please visit the company’s website at www.JupiterWellness.com or follow Jupiter Wellness on Twitter and LinkedIn.

Media Contact

Phone: 561-244-7100

Email: media@jupiterwellness.com

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Investor Contact

Phone: 561-244-7100

Email: investors@jupiterwellness.com

Forward-Looking Statements

This communication contains forward-looking statements regarding Jupiter Wellness, including, the anticipated timing of studies and the results and benefits thereof. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Jupiter Wellness’ control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties and other risks and uncertainties affecting Jupiter Wellness, including those described from time to time under the caption “Risk Factors” and elsewhere in Jupiter Wellness’ Securities and Exchange Commission (SEC) filings and reports, including Jupiter Wellness’ Annual Report on Form 10-K for the year ended December 31, 2021, and future filings and reports by Jupiter Wellness. Moreover, other risks and uncertainties of which the combined company is not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Jupiter Wellness on its website or otherwise. Jupiter Wellness undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations, or other circumstances that exist after the date on which the forward-looking statements were made.

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